Statement of Additional Information Supplement

August 6, 2025

Morgan Stanley Institutional Liquidity Funds

Supplement dated August 6, 2025 to the Morgan Stanley Institutional Liquidity Funds Statement of Additional Information dated February 28, 2025, as supplemented

Government Portfolio

Government Securities Portfolio

Prime Portfolio

Treasury Portfolio

Treasury Securities Portfolio

(the "Funds")

Effective immediately, the section of the Statement of Additional Information titled "General Information—Dividends and Capital Gains Distributions—Special Considerations for the Funds" will be deleted in its entirety and replaced with the following:

Special Considerations for the Funds. The Funds declare income dividends daily on each business day and pay them monthly to shareholders. Dividends are based on estimates of income, expenses and shareholder activity for the Funds. Actual income, expenses and shareholders activity may differ from estimates and differences, if any, will be included in the calculation of subsequent dividends.

If your purchase order is received in good order by a Fund prior to the below times, then you will be a shareholder of record as of that business day. You will no longer be a shareholder of record on the business day on which your redemption order is received in good order by the Fund prior to the below times.

Government Portfolio Treasury Portfolio	As of 5:00 p.m. Eastern time
Government Securities Portfolio Treasury Securities Portfolio	As of 3:00 p.m. Eastern time
Prime Portfolio	As of 2:00 p.m. Eastern time

With respect to all share classes except Advisor Class, if your purchase order is received in good order by a Fund prior to the above times, then you begin to earn dividends on that day. If your redemption order is received in good order by a Fund prior to the above times, you will not earn a dividend on that day. However, with respect to purchase (or redemption) orders placed with a Financial Intermediary prior to the above times and transmitted through a trading platform utilized by the Financial Intermediary, you may begin to earn dividends the next business day after (or continue to earn dividends through the day on which) your order is placed with the Financial Intermediary.

With respect to Advisor Class shares, if your purchase order is received in good order by a Fund prior to the above times, then you will begin to earn dividends the business day after your order is received in good order and if your redemption order is received in good order by the Fund prior to the above times, you will earn a dividend through that day.

Dividends declared for Saturdays, Sundays and holidays are payable to shareholders as of such respective times on the preceding business day on which the Fund was open for business. Net realized short-term capital gains, if any, of the Funds will be distributed whenever the Trustees determine that such distributions would be in the best interest of shareholders, but at least once a year. The Funds do not expect to realize any long-term capital gains. Should any such gains be realized, they will be distributed annually.

Please retain this supplement for future reference.